Exhibit 99.1

Volkswagen Auto Lease Trust 2004-A MONTHLY SERVICER CERTIFICATE For the collection period ended 11-26-2005	Input	PAGE 1

A.	DATES	Begin	End	# days

1	Determination Date		12/16/2005
2	Payment Date		12/20/2005
3	Collection Period	10/30/2005	11/26/2005	28
4	Monthly Interest Period - Actual	11/21/2005	12/19/2005	29
5	Monthly Interest - Scheduled			30

B.	SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor
6	Class A-1 Notes	321,000,000.00	—	—	—	—
7	Class A-2 Notes	437,000,000.00	150,952,557.23	45,315,451.48	105,637,105.75	0.2417325
8	Class A-3 Notes	326,000,000.00	326,000,000.00	—	326,000,000.00	1.0000000
9	Class A-4a Notes	100,000,000.00	100,000,000.00	—	100,000,000.00	1.0000000
9b	Class A-4b Notes	316,000,000.00	316,000,000.00	—	316,000,000.00	1.0000000
10	Certificates	209,401,709.41	209,401,709.41	—	209,401,709.41	1.0000000

11	Equals: Total Securities	$1,709,401,709.41	$1,102,354,266.64	$45,315,451.48	$1,057,038,815.16

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount
12	Class A-1 Notes	1.9992%	—	—	—	—
13	Class A-2 Notes	2.4700%	310,710.68	2.0583333	45,626,162.16	302.2549800
14	Class A-3 Notes	2.8400%	771,533.33	2.3666667	771,533.33	2.3666667
15	Class A-4a Notes	3.0900%	257,500.00	2.5750000	257,500.00	2.5750000
15b	Class A-4b Notes	4.2594%	1,084,248.84	3.4311672	1,084,248.84	3.4311672

	Equals: Total Securities		2,423,992.86		47,739,444.34

C.	COLLECTIONS AND AVAILABLE FUNDS

16	Lease Payments Received	19,900,704.43
17	Sales Proceeds - Early Terminations	14,030,442.91
18	Sales Proceeds - Scheduled Terminations	16,425,413.16
19	Security Deposits for Terminated Accounts	86,449.00
20	Excess Wear and Tear Received	98,399.46
21	Excess Mileage Charges Received	121,823.56
22	Other Recoveries Received	638,730.44

23	Subtotal: Total Collections	51,301,962.96

24	Repurchase Payments	—
25	Postmaturity Term Extension	—
25e	Net Swap Receipt - Class A-4b	275,288.84
26	Investment Earnings on Collection Account	194,901.88

27	Total Available Funds, prior to Servicer Advances	51,772,153.68

28	Servicer Advance	—

29	Total Available Funds	51,772,153.68

D.	DISTRIBUTIONS

30	Payment Date Advance Reimbursement (Item 71)		—
31	Servicing Fee (Servicing and Administrative Fees paid pro rata):
32	Servicing Fee Shortfall from Prior Periods		—
33	Servicing Fee Due in Current Period		918,628.56
34	Servicing Fee Shortfall		—
35	Administration Fee (Servicing and Administrative Fees paid pro rata):
36	Administration Fee Shortfall from Prior Periods		—
37	Administration Fee Due in Current Period		5,000.00
38	Administration Fee Shortfall		—
38e	Net Swap Payment - Class A-4b		—
38f	Senior Swap Termination Payment (paid pro rata with Noteholder Interest payment)		—
39	Interest Paid to Noteholders (paid pro rata with Senior Swap Termination Payment)		2,423,992.86
40	Subtotal: Remaining Available Funds	48,424,532.27
41	Principal Distribution Amount (Item 59)	45,315,451.48
42	Principal Paid to Noteholders (lesser of Item 40 and Item 41)		45,315,451.48
43	Amount Paid to Reserve Account to Reach Specified Balance		—
43b	Subordinated Swap Termination Payments		—
44	Other Amounts paid to Trustees		—

45	Remaining Available Funds		3,109,080.79

Volkswagen Auto Lease Trust 2004-A MONTHLY SERVICER CERTIFICATE For the collection period ended 11-26-2005	PAGE 2

E.	CALCULATIONS

46	Calculation of Principal Distribution Amount: (Sum of)
47	a) Targeted Principal Distributable Amount:
48	For Current Units: Change in Securitization Value	13,334,592.17
49	For Current Units: Change in Securitization Value for Advanced Payments	—
50	For All Terminated Units: Securitization Value (Beg. of Collection Period)	31,980,859.31
51	For Repurchases: Securitization Value (Beg. Of Collection Period)	—
52	b) Principal Carryover Shortfall from Preceding Payment Date	—
53	c) Additional Amounts to pay in full Notes on or after Final Scheduled Payment Date	—

54	Principal Distribution Amount before Reserve Account Draw Amount	45,315,451.48

55	Remaining Available Funds (Item 40)	48,424,532.27
56	Available Funds Shortfall Amount (If Item 54 > 55, Item 54 less Item 55, else 0)	—
57	Reserve Account Draw Amount (If Item 56 is > 0, Lesser of the Reserve Account Balance and Item 56)	—
58	Principal Carryover Shortfall (If Item 56 > Item 57, Item 56 less Item 57, else 0)	—

59	Principal Distribution Amount (If Item 56 > 0, Item 57 plus Item 55, else Item 54)	45,315,451.48

60	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 27)	51,772,153.68
62	Less: Payment Date Advance Reimbursement (Item 71)	—
63	Less: Servicing Fees Paid (Items 32, 33 and 34)	918,628.56
64	Less: Administration Fees Paid (Items 36, 37 and 38)	5,000.00
65	Less: Interest Paid to Noteholders and Swap Counterparties (Items 38e, 38f, and 39)	2,423,992.86
66	Less: Principal Paid to Noteholders (Item 42)	45,315,451.48
67	Less: Amount Paid to Reserve Account to Reach Specified Balance (Item 43)	—
68	Less: Subordinated Swap Termination Payments (Item 43b)	—
69	Less: Other Amounts paid to Trustees (Item 44)	—

70	Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)	3,109,080.79
71	Monthly Lease Payments Due on Included Units but not received (N/A if Item 70 > 0)	N/A

72	Servicer Advance (If Item 70 < 0, lesser of Item 70 and Item 71, else 0)	—

73	Reconciliation of Servicer Advance:
74	Beginning Balance of Servicer Advance	—
75	Payment Date Advance Reimbursement	—
76	Additional Payment Advances for current period	—

77	Ending Balance of Payment Advance	—

F.	RESERVE ACCOUNT

78	Reserve Account Balances:
79	Specified Reserve Account Balance		51,282,051.28
80	Initial Reserve Account Balance		17,094,017.09
81	Beginning Reserve Account Balance		51,282,051.28
82	Plus: Net Investment Income for the Collection Period		164,929.10

83	Subtotal: Reserve Fund Available for Distribution		51,446,980.38
84	Plus: Deposit of Excess Available Funds (Item 43)		—
85	Less: Reserve Account Draw Amount (Item 57)		—

86	Subtotal Reserve Account Balance		51,446,980.38
87	Less: Excess Reserve Account Funds to Transferor (If Item 86 > Item 79)		164,929.10

88	Equals: Ending Reserve Account Balance		51,282,051.28

89	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

90	Current Period Net Residual Losses:	Units	Amounts
91	Aggregate Securitization Value for Scheduled Terminated Units	1,383	18,423,325.54
92a	Less: Sales Proceeds for Current Month Scheduled Terminations		(16,483,163.16)
92b	Less: Sales Proceeds/Recoveries for Prior Month Scheduled Terminations		(618,012.36)
93	Less: Excess Wear and Tear Received		(98,399.46)
94	Less: Excess Mileage Received		(121,823.56)

95	Current Period Net Residual Losses/(Gains)	1,383	1,101,927.00

96	Cumulative Net Residual Losses:
97	Beginning Cumulative Net Residual Losses	7,256	3,093,425.42
98	Current Period Net Residual Losses (Item 95)	1,383	1,101,927.00

99	Ending Cumulative Net Residual Losses	8,639	4,195,352.42

100	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		0.25%

Volkswagen Auto Lease Trust 2004-A MONTHLY SERVICER CERTIFICATE For the collection period ended 11-26-2005	PAGE 3

G.	POOL STATISTICS

101	Collateral Pool Balance Data		Initial	Current

102	Initial Aggregate Securitization Value		1,709,401,709	1,057,038,815
103	Number of Current Contracts		85,972	62,838
104	Weighted Average Lease Rate		4.96%	4.74%
105	Average Remaining Term		28.67	14.64
106	Average Original Term		44.43	44.96
107	Monthly Prepayment Speed			85.35%
		Units	Book Amount	Securitization Value

108	Pool Balance - Beginning of Period	65,074	1,161,381,949	1,102,354,267
109	Depreciation/Payments		(17,285,799)	(13,334,592)
110	Gross Credit Losses	(27)	(390,980)	(432,945)
111	Early Terminations	(826)	(13,622,374)	(13,124,589)
112	Scheduled Terminations	(1,383)	(19,275,699)	(18,423,326)
113	Repurchase/Reallocation	—	—	—

114	Pool Balance - End of Period	62,838	1,110,807,097	1,057,038,815

115	Delinquencies Aging Profile - End of Period	Units	Securitization Value	Percentage

116	Current	61,663	1,038,236,938	98.22%
117	31 - 90 Days Delinquent	971	15,396,261	1.46%
118	90+ Days Delinquent	204	3,405,616	0.32%

119	Total	62,838	1,057,038,815	100.00%

120	Credit Losses:		Units	Amounts

121	Aggregate Securitization Value on charged-off units		27	432,945
122	Aggregate Liquidation Proceeds on charged-off units			(299,673)
123	Recoveries on charged-off units			(1,583)

124	Current Period Aggregate Net Credit Losses/(Gains)		27	131,689

125	Cumulative Net Credit Losses:
126	Beginning Cumulative Net Credit Losses		704	4,472,311
127	Current Period Net Credit Losses (Item 124)		27	131,689

128	Ending Cumulative Net Residual Losses		731	4,604,001

129	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.27%

Volkswagen Auto Lease Trust 2004-A MONTHLY SERVICER CERTIFICATE For the collection period ended 11-26-2005	PAGE 4

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)
01/20/2006	44,209,691
02/20/2006	30,798,830
03/20/2006	32,075,806
04/20/2006	34,329,351
05/20/2006	33,329,382
06/20/2006	28,356,174
07/20/2006	29,271,176
08/20/2006	26,696,965
09/20/2006	41,494,778
10/20/2006	49,935,760
11/20/2006	50,098,608
12/20/2006	49,646,665
01/20/2007	51,386,534
02/20/2007	47,332,066
03/20/2007	43,989,785
04/20/2007	43,827,907
05/20/2007	41,140,394
06/20/2007	35,169,104
07/20/2007	33,316,788
08/20/2007	34,075,450
09/20/2007	33,059,745
10/20/2007	36,529,595
11/20/2007	43,720,064
12/20/2007	34,912,437
01/20/2008	26,806,562
02/20/2008	20,970,062
03/20/2008	7,220,275
04/20/2008	4,628,075
05/20/2008	8,057,894
06/20/2008	19,669,249
07/20/2008	15,615,845
08/20/2008	12,281,101
09/20/2008	9,041,665
10/20/2008	892,569
11/20/2008	817,069
12/20/2008	513,759
01/20/2009	637,961
02/20/2009	411,241
03/20/2009	107,459
04/20/2009	47,088
05/20/2009	68,341
06/20/2009	156,469
07/20/2009	138,997
08/20/2009	168,452
09/20/2009	85,628
Total:	1,057,038,815

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming
(a) each collection period is a calendar month rather than a fiscal month,
(b) timely receipt of all monthly rental payments and sales proceeds,
(c) no credit or residual losses and
(d) no prepayments (including defaults, purchase option exercises or other early lease terminations).
Actual cash flows are likely to vary from these amounts.